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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-39185, 33-36975, 33-44301, 333-42495, 333-13707,
333-16313, 333-42809, 333-47175, 333-47177, 444-61315, 333-79249, 333-87987 and
333-45078) and in the Registration Statement on Form S-3 (No. 333-36357) of Borland Software Corporation (formerly "Inprise Corporation") of our report dated January 24, 2001 which appears in this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP

San Jose, California
March 23, 2001